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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 26, 1998
                                                           ------------

                              CYTOGEN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                   333-02015                    22-2322400
 ---------------                ------------                 ------------
 (State or other                (Commission                  (IRS Employer
 jurisdiction of                  File No.)                Identification No.)
 Incorporation or
 Organization)


     600 College Road East, CN 5308, Princeton, New Jersey       08540-5308
     ----------------------------------------------------------------------
           (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (609) 987-8200


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Item 5.  Other Events.
         -------------

     On May 26, 1998, CYTOGEN Corporation issued the attached press release.

Item 7.  Exhibits.
         ---------

99.1     Press release issued by CYTOGEN Corporation on May 26, 1998






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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CYTOGEN CORPORATION



                          By   /s/ John E. Bagalay, Jr.
                               ----------------------------
                               Name:   John E. Bagalay, Jr.
                               Title:  President and Chief Executive Officer


Date: May 27, 1998




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                             EXHIBIT INDEX


Number                       Description                            Page

99.1         Press Release issued by CYTOGEN Corporation on
             May 26, 1998                                             5



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